UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 29, 2009

NCI BUILDING SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-14315 (Commission File Number)	76-0127701 (I.R.S. Employer Identification Number)

10943 North Sam Houston Parkway West Houston, Texas (Address of principal executive offices)	77064 (Zip Code)

Registrant’s telephone number, including area code: (281) 897-7788

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.           Other Events

          On September 29, 2009, in conformity with the requirements of the New York Stock Exchange, NCI Building Systems, Inc. (the “Company”) sent a letter to its stockholders notifying them of its intention to carry out the transactions contemplated by the Investment Agreement, dated as of August 14, 2009, by and between the Company and Clayton, Dubilier & Rice Fund VIII, L.P., which was subsequently amended on August 28, 2009 and on August 31, 2009, without seeking stockholder approval. On the same day, the Company issued a press release announcing the mailing of the letter. Copies of the letter and the press release are attached hereto as Exhibits 99.1 and 99.2 respectively and are incorporated by reference herein.

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Important Information About this Communication

          This current report and its contents is not an offer to sell or purchase or an offer to exchange or a solicitation of acceptance of an offer to sell or purchase or offer to exchange. Any such offer or solicitation shall be made solely by means of the prospectus, related letter of transmittal and other offer documents, as described below.

          In connection with the commencement of the exchange offer by the Company to acquire all of the Company’s outstanding 2.125% Convertible Senior Subordinated Notes due 2024 (the “convertible notes”), issued under that indenture, dated as of November 16, 2004, between the Company and The Bank of New York, as trustee, in exchange for cash and shares of Company common stock, the Company has filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (which includes a prospectus) and amendment thereto, a tender offer statement on Schedule TO and amendment thereto and related documents and materials. Investors and security holders are strongly urged to carefully review the registration statement, the prospectus, the tender offer statement and any statements thereto and the other related documents and materials filed with the SEC, including the final prospectus described below, when available, as well as any amendments and supplements thereto, when available, because they will contain important information about the Company, the proposed exchange offer and related transactions and are the sole means by which any offer to exchange or sell, or any solicitation of any such offers, will be made.

          The registration statement contains a prospectus and related transmittal materials that have been mailed to holders of the convertible notes. Investors and security holders may obtain a free copy of the registration statement, prospectus and transmittal materials, as well as amendments thereto and other documents filed by the Company with the SEC, at the SEC’s web site, www.sec.gov. Prior to the completion of the exchange offer, the registration statement must become effective under the securities laws, and after effectiveness, the Company will file with the SEC the final prospectus. Investors and security holders are strongly urged to carefully review the final prospectus when it is available. Free copies of the Company’s filings with the SEC may also be obtained from the Company’s Investor Relations Department at P.O. Box 692055, Houston, Texas 77269-2055 or by phone at (281) 897-7788.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit Number	Description
99.1	Letter to Stockholders re: NYSE Distressed Company Exception.
99.2	Press Release dated September 29, 2009.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NCI BUILDING SYSTEMS, INC.

By:	/s/ Todd R. Moore
Name:	Todd R. Moore
Title:	Executive Vice President, Secretary &
General Counsel

Dated: September 30, 2009

EXHIBIT INDEX

Exhibit Number	Description
99.1	Letter to Stockholders re: NYSE Distressed Company Exception.
99.2	Press Release dated September 29, 2009.